UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Form 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2025
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WisdomTree, Inc.

(Exact name of registrant as specified in its charter)

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Commission File Number: 001-10932
Delaware		13-3487784
(State or other jurisdiction of incorporation)		(IRS Employer Identification No.)

250 West 34th Street

3rd Floor

New York, NY 10119

(Address of principal executive offices, including zip code)

(212) 801-2080

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WT	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 17, 2025, WisdomTree, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”). The Company’s stockholders voted on three proposals (each described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2025) at the 2025 Annual Meeting. Continental Stock Transfer and Trust Company, the independent inspector of election (the “Inspector of Election”) for the 2025 Annual Meeting, delivered its final vote tabulation on June 17, 2025 that certified the final voting results for each of the matters that were submitted to a vote at the 2025 Annual Meeting. Set forth below are the final voting results as provided by the Inspector of Election.

Each stockholder of record was entitled to one vote per share of common stock on each proposal. On April 23, 2025, the record date for the 2025 Annual Meeting (the “Record Date”), there were 147,031,590 shares of common stock outstanding. Present at the 2025 Annual Meeting in person or by proxy were holders of shares of common stock representing an aggregate of 123,786,345 votes, or 84.19% of the voting power entitled to vote at the 2025 Annual Meeting as of the Record Date, constituting a quorum.

Proposal 1.	To elect nine members of the Company’s Board of Directors, to serve until the 2026 annual meeting of stockholders.
WisdomTree Nominees	For	% Voted For(1)	Against	Abstain	Broker Non-Votes
LYNN S. BLAKE	107,842,478	99.36%	686,779	9,279,845	5,977,243
ANTHONY BOSSONE	105,804,609	89.83%	11,974,567	29,926	5,977,243
SMITA CONJEEVARAM	105,118,654	96.85%	3,407,737	9,282,711	5,977,243
RILLA DELORIER	107,324,218	98.91%	1,174,662	9,310,222	5,977,243
DANIELA MIELKE	107,320,415	98.91%	1,178,889	9,309,798	5,977,243
SHAMLA NAIDOO	102,337,640	94.29%	6,191,179	9,280,283	5,977,243
WIN NEUGER	106,477,569	90.40%	11,300,828	30,705	5,977,243
TONIA PANKOPF	116,804,782	99.19%	943,652	60,668	5,977,243
JONATHAN STEINBERG	107,600,608	91.36%	10,171,174	37,320	5,977,243

The Company’s stockholders voted to elect Lynn S. Blake, Anthony Bossone, Smita Conjeevaram, Rilla Delorier, Daniela Mielke, Shamla Naidoo, Win Neuger, Tonia Pankopf and Jonathan Steinberg as directors to serve until the 2026 annual meeting of stockholders and until their respective successors have been duly elected and qualified.

Proposal 2.	The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.
For	% Voted For(1)	Against	Abstain	Broker Non-Votes
122,988,956	99.38%	766,989	30,400	-—

The Company’s stockholders voted to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Proposal 3.	An advisory resolution to approve the compensation of the Company’s named executive officers.
For	% Voted For(1)	Against	Abstain	Broker Non-Votes
105,656,134	89.76%	12,052,631	100,337	5,977,243

 The Company’s stockholders approved an advisory resolution on the compensation of the Company’s named executive officers.

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(1)	“% VOTED FOR” reported for proposal nos.1, 2 and 3 is the percentage of votes cast “for” each respective proposal divided by the sum of the votes cast “for” and “against.”

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WISDOMTREE, INC.

Date: June 20, 2025	By:	/s/ Marci Frankenthaler
Marci Frankenthaler
Chief Legal Officer

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